Exhibit 99.1

KPMG LLP

Suite 700

20 Pacifica

Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

The Board of Directors

CarMax, Inc. and

The Board of Directors

CarMax Auto Funding LLC and

The Manager and Members

CarMax Business Services, LLC (collectively, the “Company”)

Barclays Capital Inc.

RBC Capital Markets, LLC

Wells Fargo Securities, LLC

(collectively, with the Company, the “Specified Parties”)

Re: CarMax Auto Owner Trust 2016-1, Asset-Backed Notes

We have performed the procedures enumerated below, which were agreed to by the Specified Parties, solely to assist the Specified Parties with certain information pertaining to a pool of motor vehicle retail installment sale contracts (the “Auto Loans”) which we were informed are intended to be included as collateral in the offering of CarMax Auto Owner Trust 2016-1, Asset-Backed Notes. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to and found it to be agreement. Such compared information was deemed to be in agreement if differences were attributable to rounding or were de minimis (i.e., 0.01% or less than $100).

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement. Such recomputed information was deemed to be in agreement if differences were attributable to rounding or were de minimis (i.e., 0.01% or less than $100).

KPMG LLP is a Delaware limited liability partnership, the

U.S. member firm of KPMG International Cooperative

(“KPMG International”), a Swiss entity.

CarMax Auto Owner Trust 2016-1, Asset-Backed Notes

January 4, 2016

•	The phrase “Initial Data File” means the statistical loan pool data file provided by the Company, which we were informed by the Company, contains loan information as of the close of business November 30, 2015. The Company is responsible for the Initial Data File.

•	The phrase “Selected Loans” means a sample size of 125 Auto Loans randomly selected from the Initial Data File using the “randbetween” function in Microsoft Excel.

•	The phrase “Sample Characteristics” refers to the Borrower’s Name, Borrower’s State, Original Principal Amount, Monthly Payment Amount, Original Term to Maturity, Origination Date, Annual Percentage Rate (APR), Vehicle Make, Vehicle Model, Vehicle Model Year, VIN Number, and New or Used.

•	The phrase “Loan File Documents” refers to information on a copy of the documents in the loan file or other electronic records (e.g., scanned images) maintained by the Company and listed in the table below.

I.	The Selected Loans

At the request of the Company, we performed the following procedures with respect to the Selected Loans. For each of the Selected Loans, we compared the Sample Characteristics as shown on the Initial Data File to the corresponding Loan File Documents. Where more than one document was indicated for a characteristic, we used the highest priority document found in the loan file (i.e., in the order listed in the table below).

Sample Characteristics	Loan File Documents

Borrower’s Name	Retail Installment Contract, Certificate of Title, Receipt of Title, Application for Title or Credit Report, marriage certificate or divorce decree, or a servicing system screen print of the notes for that loan number/borrower indicating a customer service representative received a call from the borrower requesting/authorizing such change in name and/or address

Borrower’s State	Same as Borrower’s Name

Original Principal Amount	Retail Installment Contract

Monthly Payment Amount	Retail Installment Contract

Original Term to Maturity	Retail Installment Contract. In the event the Company has granted (an) extension(s) to the borrower(s) and the original term to maturity has increased, a servicing system screen print documenting such extension(s) was (were) granted.

Origination Date	Retail Installment Contract

Annual Percentage Rate (APR)	Retail Installment Contract

CarMax Auto Owner Trust 2016-1, Asset-Backed Notes

January 4, 2016

Sample Characteristics	Loan File Documents

Vehicle Make	Retail Installment Contract, Certificate of Title, Receipt of Title, Application for Title, or Odometer Disclosure, or Buyer’s Order

Vehicle Model	Same document as used for Vehicle Make

Vehicle Model Year	Same document as used for Vehicle Make

VIN Number	Same document as used for Vehicle Make

New or Used	Same document as used for Vehicle Make. To the extent this Sample Characteristic was not specifically identified on the document used for Vehicle Make, the Company instructed us to consider a vehicle with mileage of 3,500 miles or greater as stated in the Loan File Documents or other electronic records to be “Used.”

Lienholder	Certificate of Title (or acceptable alternative document listed below). The Company informed us that CarMax Auto Finance; CarMax Business Services, LLC; CarMax Business Svcs, LLC; CaMax Funding Services, LLC; and CarMax Business Serv, LLC were acceptable lienholder names.

For each of the Selected Loans, the Loan File Documents provided by the Company included the following: (i) a signed automobile or light–duty truck Retail Installment Sale Contract, (ii) the Certificate of Title, and (iii) agreement signed by the borrower(s) acknowledging their requirement to provide insurance. In the event the Certificate of Title was not present in the Loan File Documents, the Company instructed us to use the following alternative documents: Application for Title, Receipt of Title, Power of Attorney documentation for Title, Notice of Lien Filing, Lien Filing Receipt, Notice of Security Interest Filing, Lien Release, or Tax/Fee Receipt. For Selected Loans in the states of California, Florida, Georgia, South Carolina, Pennsylvania, Texas, and Virginia, the Company instructed us to utilize an electronic title system through the Company’s account with its vendor, a web-based title search company. We make no representation regarding the execution of these documents by the borrower(s) or the validity of the borrower(s) signature(s).

No exceptions were noted. There were no conclusions that resulted from the procedures.

We were not engaged to, and did not, perform an audit, examination or review, the objectives of which would be the expression of an opinion or conclusion on the Initial Data File or the Auto Loans. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures performed were applied based on information included in the Initial Data File or provided by the Company, and instructions provided by the Company, without verification or evaluation of such information and instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Auto Loans or as to the conformity of their respective characteristics with those assumed for purposes of the comparisons described herein, (ii) the reliability or accuracy of the Loan File Documents, the Initial Data File, or data and documents furnished to us by the Company which were used in our procedures, or (iii) matters of legal interpretation.

CarMax Auto Owner Trust 2016-1, Asset-Backed Notes

January 4, 2016

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Auto Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Auto Loans being securitized, (iii) the compliance of the originator of the Auto Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Auto Loans that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur

This report is intended solely for the information and use of the Company, Barclays Capital Inc., RBC Capital Markets, LLC and Wells Fargo Securities, LLC. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

January 4, 2016